UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-ECC2)

                                   CWABS, Inc.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-109272                  95-4596514
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

4500 Park Granada Calabasas, California                            91302
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code, is (818) 225-3237


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01. Completion of Acquisition or Disposition of Assets.

      On July 29, 2004 (the "Closing Date"), a single series of certificates, entitled CWABS, Inc., Asset-Backed Certificates, Series 2004-ECC2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004 (the "Agreement"), among CWABS, Inc., Countrywide Homes Loans, Inc., the Seller (the "Seller"), Countrywide Home Loans Servicing LP, the Master Servicer (the "Mater Servicer") and The Bank of New York, as trustee (the "Trustee").

Item 8.01. Other Events.

Description of the Mortgage Pool*

      The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate, credit blemished mortgage loans that are secured by first liens on one- to four- family residential properties (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of the Initial Mortgage Loans having an aggregate principal balance of approximately $413,002,281.08 as of July 1, 2004 and (ii) the pre-funding account, which contained approximately $136,964,319.68. On August 30, 2004 funds in the pre-funding account were used to purchase the Subsequent Mortgage Loans, which were transferred to the Trust Fund.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 30, 2004, solely with respect to the Subsequent Mortgage Loans.

Item 9.01. Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2004 and the Prospectus Supplement dated July 27, 2004 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-ECC2.


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   Exhibit No.    Description
   -----------    -----------

      99.1 Characteristics of the Subsequent Mortgage Loans in the Mortgage Pool as of the Cut-off Date, relating to CWABS, Inc., Asset-Backed Certificates, Series 2004-ECC2.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             CWABS, INC.


                                             By:     Ruben Avilez
                                                 -------------------------------
                                             Name:   Ruben Avilez
                                             Title:  Vice President

Dated: September 15, 2004